EXHIBIT 99.7

AMENDMENT NO. 1

to

CREDIT AGREEMENT (4-YEAR FACILITY)

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (4-YEAR FACILITY) (this “Amendment”), dated as of September 15, 2011, is entered into by and among Caterpillar Inc. (“Caterpillar”), Caterpillar Financial Services Corporation (“CFSC”), Caterpillar Finance Corporation (“CFC”) and Caterpillar International Finance Limited (“CIF” and together with Caterpillar, CFSC and CFC, the “Borrowers”), the Banks, Local Currency Banks and Japan Local Currency Banks party hereto (collectively, the “Banks”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent (the “Japan Local Currency Agent”) and as Japan Local Currency Bank (the “Japan Local Currency Bank”) under the Credit Agreement (as defined below), Citibank International PLC, as Local Currency Agent (the “Local Currency Agent”) and Citibank, N.A., as Agent (the “Administrative Agent” and together with the Japan Local Currency Agent and the Local Currency Agent, the “Agents”) under the Credit Agreement.  Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

PRELIMINARY STATEMENTS

The Borrowers, the Banks and the Agents are parties to the Credit Agreement (4-Year Facility) dated as of September 16, 2010 (the “Credit Agreement”).  The Borrowers have requested that the Banks and the Agents amend the Credit Agreement as hereinafter set forth, and the Banks and the Agents have agreed to amend the Credit Agreement pursuant to the terms of this Amendment.

SECTION 1.           Amendments to the Credit Agreement.  Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 3 below, the Credit Agreement is hereby as follows:

1.1.          The definition of “Bank Insolvency Event” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Bank Insolvency Event’ means, with respect to any Bank, that (i) such Bank or its Parent Company has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Bank or its Parent Company or its assets to be, insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) other than pursuant to an Undisclosed Administration that is not expected to impair or delay a Bank’s ability to satisfy its funding obligations hereunder, such Bank or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Bank or its Parent Company, or such Bank or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment.”

1.2.          The definition of “Defaulting Bank” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Defaulting Bank’ means, at any time, subject to Section 2.18(d), (i) any Bank that has failed for two or more consecutive Business Days to comply with its obligations under this Agreement to make available its ratable portion of a Borrowing (each, a “funding obligation”), unless such Bank has notified the Agent and a Borrower in writing that such failure is the result of such Bank’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing), (ii) any Bank that has notified the Agent or a Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations hereunder, unless such writing or statement states that such position is based on such Bank’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing or public statement), (iii) any Bank that has, for three or more Business Days after written request of the Agent or a Borrower, failed to confirm in writing to the Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (iii) upon the Agent’s and the Borrowers’ receipt of such written confirmation), or (iv) any Bank with respect to which a Bank Insolvency Event has occurred and is continuing with respect to such Bank or its Parent Company; provided that a Bank shall not be a Defaulting Bank solely by virtue of the ownership or acquisition of any equity interest in such Bank or its Parent Company by a Governmental Authority or an instrumentality thereof.  Any determination by the Agent that a Bank is a Defaulting Bank under any of clauses (i) through (iv) above will be conclusive and binding absent manifest error, and such Bank will be deemed to be a Defaulting Bank (subject to Section 2.18(d)) upon notification of such determination by the Agent to the Borrowers and the Banks.  The Agent will promptly send to all parties hereto a copy of any notice to the Borrowers provided for in this definition.”

1.3.          The definition of “Governmental Authority” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Governmental Authority’ means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity, officer or examiner exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government (including any supra-national bodies such as the European Union or the European Central Bank).”

1.4.          The definition of “Other Credit Agreements” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Other Credit Agreements’ means (a) that certain Credit Agreement (364-Day Facility), dated as of September 15, 2011, among the Borrowers, as borrowers thereunder, certain financial institutions party thereto, BTMU, as Japan Local Currency Agent, Citibank International plc, as Local Currency Agent, and Citibank, as agent for such banks, and (b) that certain Credit Agreement (Five-Year Facility), dated as of September 15, 2011, among the Borrowers, as borrowers thereunder, certain financial institutions party thereto, BTMU, as Japan Local Currency Agent, Citibank International plc, as Local Currency Agent, and Citibank, as agent for such banks, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.”

1.5.          Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical locations:

“‘Debtor Relief Laws’ means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, examinership or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

‘Undisclosed Administration’ means the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator with respect to a Bank under the Dutch Financial Supervision Act 2007 (as amended from time to time and including any successor legislation).”

1.6.          Section 2.05(c) of the Credit Agreement is hereby amended by inserting “prior written” immediately after the reference to “with such existing Bank’s” in the first sentence of such section.

1.7.          Section 2.10(a) of the Credit Agreement is hereby amended by inserting the following proviso at the end of the first sentence of such section:

“provided, that (x) such Bank shall have certified in writing to the applicable Borrower that it is generally seeking, or intends to generally seek, comparable compensation from similarly situated borrowers under similar credit facilities (to the extent such Bank has the right under such similar credit facilities to do so) with respect to such change regarding such increased cost and (y) such additional amounts shall not be duplicative of any amounts to the extent otherwise paid by the applicable Borrower under any other provision of this Agreement (including, without limitation, any reserve requirements included in determining the Eurocurrency Rate)”

1.8.          Section 2.10(b) of the Credit Agreement is hereby amended by inserting the following proviso at the end of the first sentence of such section:

“provided, that (x) such Bank shall have certified in writing to the applicable Borrower that it is generally seeking, or intends to generally seek, comparable compensation from similarly situated borrowers under similar credit facilities (to the extent such Bank has the right under such similar credit facilities to do so) with respect to such change regarding such increased cost and (y) such additional amounts shall not be duplicative of any amounts to the extent otherwise paid by the applicable Borrower under any other provision of this Agreement (including, without limitation, any reserve requirements included in determining the Eurocurrency Rate)”

1.9.          Section 2.10 of the Credit Agreement is hereby amended by adding the following clause (g) to the end of such Section:

“(g)         Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives relating to capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in law and be eligible for redress pursuant to clause (a), (b) and (c), as applicable, of this Section 2.10, regardless of the date enacted, adopted or issued.”

1.10.        Section 2.18(b)(i) of the Credit Agreement is hereby amended by inserting “or otherwise received by the Agent” immediately after the first reference to “Borrowers” in the first sentence of such section.

1.11.        Section 2.18(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d)         In the event that the Borrowers and the Agent agree in writing in their discretion that a Bank is no longer a Defaulting Bank, the Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any amounts then held in the segregated account referred to in Section 2.18(b)), such Bank will, to the extent applicable, purchase at par such portion of outstanding Advances of the other Banks and/or make such other adjustments as the Agent may determine to be necessary to cause the Revolving Credit Obligations of the Banks to be on a pro rata basis in accordance with their respective Commitments, whereupon such Bank will cease to be a Defaulting Bank and will be a Non-Defaulting Bank (and each Bank’s ratable portion of aggregate outstanding Advances will automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Bank was a Defaulting Bank; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Bank to Non-Defaulting Bank will constitute a waiver or release of any claim of any party hereunder arising from such Bank’s having been a Defaulting Bank.”

1.12.        Article II of the Credit Agreement is hereby amended by inserting the following Section 2.19 at the end of such section:

“SECTION 2.19     Funding Vehicle.  Each Bank may, at its option, make any Borrowing available to either CFC or CIF by causing any foreign or domestic branch or Affiliate of such Bank to make such Borrowing available; provided that any exercise of such option shall not affect the obligation of such Borrower to repay such Borrowing in accordance with the terms of this Agreement, the Local Currency Addendum and the Japan Local Currency Addendum, as applicable.”

1.13.        Section 4.01(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e)         Accuracy of Information; Material Adverse Change.  The consolidated balance sheets of Caterpillar and CFSC as at December 31, 2010 and as at June 30, 2011, and the related consolidated statements of income and changes in stockholders’ equity of Caterpillar and CFSC for the fiscal year and six-month period, respectively, then ended, copies of which have been furnished to each Bank, fairly present the financial condition of Caterpillar and CFSC as at such dates and the results of the operations of Caterpillar and CFSC for such periods, all in accordance with generally accepted accounting principles consistently applied.  Since December 31, 2010, there has been no material adverse change in such condition or operations.”

1.14.        The fourth sentence of Section 4.01(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Except as disclosed in Schedule 4.01(h), neither such Borrower nor any ERISA Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan.”

1.15.        Section 5.01(f)(ii) of the Credit Agreement is hereby amended to replace the second reference therein to “Caterpillar and CFSC” with “such Borrower”.

1.16.        Clauses (i), (ii) and (iii) of Section 6.01(d) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(i)          such Borrower or any Subsidiary of such Borrower (other than CFSC and its Subsidiaries in the case of Caterpillar) shall fail to pay any principal of, premium or interest on, or other amount owing in respect of any of its Debt which is outstanding in a principal amount of at least $100,000,000 in the aggregate, in the case of Caterpillar, or $50,000,000 in the aggregate, in the case of each of CFSC, CIF and CFC (but excluding, in each case, Debt consisting of such Borrower’s obligations hereunder (including the Local Currency Addendum or the Japan Local Currency Addendum, if applicable) or under the Other Credit Agreements) when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt, or

(ii)           such Borrower or any Subsidiary of such Borrower (other than CFSC and its Subsidiaries in the case of Caterpillar) shall fail to observe or perform any term, covenant or condition on its part to be observed or performed under any agreement or instrument relating to any such Debt which is outstanding in a principal amount of at least $100,000,000 in the aggregate, in the case of Caterpillar, or $50,000,000 in the aggregate, in the case of each of CFSC, CIF and CFC (but excluding, in each case, Debt consisting of such Borrower’s obligations hereunder (including the Local Currency Addendum or the Japan Local Currency Addendum, if applicable) or under the Other Credit Agreements), when required to be observed or performed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure is to accelerate, or permit the acceleration of, the maturity of such Debt or such Debt has been accelerated and such acceleration has not been rescinded, or

(iii)          any amount of Debt in excess of $100,000,000 in the aggregate, in the case of Caterpillar, or $50,000,000 in the aggregate, in the case of each of CFSC, CIF and CFC, shall be required to be prepaid, defeased, purchased or otherwise acquired by such Borrower or any Subsidiary of such Borrower (other than CFSC and its Subsidiaries in the case of Caterpillar), other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, or”

1.17.        Section 6.01(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(f)          Any judgment or order for the payment of money in excess of (i) $100,000,000 in the case of Caterpillar, or (ii) $50,000,000 in the case of each of CFSC, CIF and CFC, shall be rendered against such Borrower or any of its Subsidiaries (other than CFSC and its Subsidiaries in the case of Caterpillar) and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;”

1.18.        The proviso to the second sentence of Section 7.03(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“provided that none of the Agent, the Local Currency Agent or the Japan Local Currency Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent, the Local Currency Agent, the Japan Local Currency Agent or any of their respective Affiliates to liability or that is contrary to this Agreement, the Local Currency Addendum, the Japan Local Currency Addendum or applicable law (including for the avoidance of doubt, any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Bank in violation of any Debtor Relief Law).”

1.19.        Section 7.06 of the Credit Agreement is hereby amended by replacing each reference in the second sentence of such section to “New York, New York” with “the United States”.

1.20.        Section 8.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)  Caterpillar agrees to pay on written demand all reasonable costs and expenses of the Agent, the Local Currency Agent, the Japan Local Currency Agent, each of the Arrangers and each of the Co-Syndication Agents in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Local Currency Addendum, the Japan Local Currency Addendum, the Notes and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, the Local Currency Agent, the Japan Local Currency Agent, each of the Arrangers and each of the Co-Syndication Agents with respect thereto and with respect to advising the Agent, the Local Currency Agent, the Japan Local Currency Agent, each of the Arrangers and each of the Co-Syndication Agents as to their rights and responsibilities under this Agreement, the Local Currency Addendum and the Japan Local Currency Addendum.  The Borrowers further agree to pay all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of the Banks), of the Agent, the Banks, the Local Currency Agent, the Japan Local Currency Agent, each of the Arrangers and each of the Co-Syndication Agents in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Local Currency Addendum, the Japan Local Currency Addendum, the Notes and the other documents to be delivered hereunder.  If any such costs or expenses are attributable to a particular Borrower, such costs or expenses shall be paid by such Borrower.  In all other cases, such costs or expenses shall be paid by Caterpillar.”

1.21.        Section 8.05 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

“In the event that any Defaulting Bank exercises any such right of setoff, (x) all amounts so set off will be paid over immediately to the Agent for further application in accordance with the provisions of Section 2.18 and, pending such payment, will be segregated by such Defaulting Bank from its other funds and deemed held in trust for the benefit of the Agent and the other Banks and (y) the Defaulting Bank will provide promptly to the Agent a statement describing in reasonable detail the obligations owing to such Defaulting Bank as to which it exercised such right of setoff.”

1.22.        Clause (i) of Section 8.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Each Bank may, upon not less than one (1) Business Day’s prior notice to the Agent and with the prior written consent of the Agent (which shall not be required in the case of an assignment by a Bank to another Bank or a Bank’s Affiliate), Caterpillar and CFSC (in each case, which consents shall not be unreasonably withheld or delayed; provided, that each of Caterpillar and CFSC shall be deemed to have consented to any assignment unless such Borrowers shall object thereto by written notice to the Agent within ten (10) Business Days after having received notice thereof; provided, further, that no consent of Caterpillar or CFSC shall be required in connection with any assignment (x) to a Bank or a Bank’s Affiliate or (y) to an Eligible Financial Institution if an Event of Default has occurred and is continuing) assign to one or more of such Bank’s Affiliates or to one or more other Banks (or to any Affiliate of such Bank) or to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, Revolving Credit Commitment, its Local Currency Commitment, its Japan Local Currency Commitment, if applicable, the Advances owing to it and any Note or Notes held by it); provided, however, that (A) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Bank’s rights and obligations under this Agreement, and shall be in an amount not less than the lesser of (x) $5,000,000 and (y) the remaining amount of the assigning Bank’s Commitment (calculated as at the date of such assignment) or outstanding Advances (if such Bank’s Commitment has been terminated), (B) no such assignment shall result in any Bank having a Commitment which is more than 20% of the Total Commitment, (C) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance (but not consent), an Assignment and Acceptance, together with any Note or Notes subject to such assignment and, other than in connection with assignments to a Bank’s Affiliate, a processing and recordation fee of $3,500, (D) no such assignment shall be made to any Borrower or any of such Borrower’s Affiliates or Subsidiaries and (E) no such assignment will be made to any Defaulting Bank or any of its subsidiaries, or any Person who, upon becoming a Bank hereunder, would be a Defaulting Bank.”

1.23.        Section 8.08(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c)         Each Borrower irrevocably submits to the exclusive jurisdiction (or, solely in the case of CFC and CIF, to the non-exclusive jurisdiction) of (A) any New York State or United States federal court sitting in New York City (and any appellate court hearing appeals from any such court), (B) any Illinois State or United States federal court sitting in Chicago, Illinois (and any appellate court hearing appeals from any such court) and (C) any United States federal court sitting in Nashville, Tennessee (and any appellate court hearing appeals from any such court), in each case, in connection with any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agrees that all claims in respect of any such action or proceeding shall be heard (and with respect to CFC and CIFC may be heard) and determined in any such New York State court sitting in New York City or Illinois State court sitting in Chicago, Illinois or, to the extent permitted by law, in such federal court sitting in New York City, Chicago, Illinois or Nashville, Tennessee.  Each of the Agent, the Local Currency Agent, the Japan Local Currency Agent, each Bank, each Local Currency Bank and each Japan Local Currency Bank hereby submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in New York City (and any appellate court hearing appeals from any such court).”

1.24.        Section 8.07(e) of the Credit Agreement is hereby amended by adding the following to the end of such section:

“Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the participant, agree to any amendment, modification or waiver described in the first proviso to Section 8.01(a) that affects such participant.”

1.25.        Section 8.08 of the Credit Agreement is hereby amended by adding the following clause (e) to the end of such section:

“(e)         Nothing in this Agreement, the Local Currency Addendum or the Japan Local Currency Addendum shall affect any right that the Agent, the Local Currency Agent, the Japan Local Currency Agent, each Bank, each Local Currency Bank and each Japan Local Currency Bank may otherwise have to bring any action or proceeding relating to this Agreement, the Local Currency Addendum or the Japan Local Currency Addendum against any Borrower or its properties in the courts of any jurisdiction.”

1.26.        Section 8.14 of the Credit Agreement is hereby amended by inserting “or its Affiliates” immediately after the reference to “purporting to have jurisdiction over it” in clause (b) of the first sentence of such section.

1.27.        Article VIII of the Credit Agreement is hereby amended by inserting the following Section 8.17 at the end of such section:

“SECTION 8.17.  No Fiduciary Duty.  The Agent, each Bank and their Affiliates (collectively, solely for purposes of this paragraph, the “Banks”), may have economic interests that conflict with those of the Borrowers, their stockholders and/or their affiliates.  The Borrowers agree that nothing in the Agreement and the related documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Bank, on the one hand, and the Borrowers, their stockholders or their affiliates, on the other.  Each Borrower acknowledges and agrees that (i) the transactions contemplated by the Agreement and the related documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Banks, on the one hand, and such Borrower, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Bank has assumed an advisory or fiduciary responsibility in favor of the Borrower, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Bank has advised, is currently advising or will advise such Borrower, its stockholders or its affiliates on other matters) or any other obligation to such Borrower except the obligations expressly set forth in the Agreement and the related documents and (y) each Bank is acting solely as principal and not as the agent or fiduciary of such Borrower, its management, stockholders, creditors or any other Person.  Each Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.  Each Borrower agrees that it will not claim that any Bank has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Bank, in connection with such transaction or the process leading thereto.”

1.28.        The first sentence of Section 9.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“CFSC hereby unconditionally and irrevocably guarantees to the Agent, each Bank and each other holder of any obligations owing by CIF and CFC under this Agreement, the Local Currency Addendum and the Japan Local Currency Addendum, the due and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Advance to each of CIF and CFC, and the due and punctual payment of all other amounts payable by CIF and CFC under this Agreement, the Local Currency Addendum and the Japan Local Currency Addendum.”

1.29.        Schedule 4.01(h) to the Credit Agreement is hereby amended and restated in its entirety as Schedule 4.01(h) hereto.

1.30.        Paragraph 1 of Exhibit C-1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows (together with the footnote below):

“1.           The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the percentage interest specified on Schedule 1 hereto in and to all of the Assignor’s rights and obligations under the Credit Agreement as of the date hereof (after giving effect to any other assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof also made on the date hereof), including, without limitation, such percentage interest in (i) the Assignor’s Commitment and Revolving Credit Commitment, which on the date hereof (after giving effect to any other assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof also made on the date hereof) are in the dollar amounts specified as the Assignor’s Commitment and Revolving Credit Commitment on Schedule 1 hereto, which Commitment is allocated between Caterpillar and CFSC, the Assignor’s Allocated Commitment for each such Borrower as of the date hereof being set forth on Schedule 1 hereto; [(ii) the Assignor’s [Local Currency Commitment] [Japan Local Currency Commitment], which on the date hereof (after giving effect to any other assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof also made on the date hereof) is in the dollar amount specified as the Assignor’s [Local Currency Commitment]  [Japan Local Currency Commitment] on Schedule 1 hereto;](1) [(ii)/(iii)] the aggregate outstanding principal amount of Advances owing to the Assignor by each Borrower, which on the date hereof (after giving effect to any other assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof also made on the date hereof) is in the dollar amount specified as the aggregate outstanding principal amount of Advances owing to the Assignor from such Borrower on Schedule 1 hereto; and [(iii)/(iv)] the Notes, if any, held by the Assignor.”

(1)           Applicable if Assignor is a Local Currency Bank or a Japan Local Currency Bank.

SECTION 2.           Reaffirmation of CFSC Guaranty.  CFSC hereby reaffirms all of its obligations under Article IX of the Credit Agreement, as amended hereby, and acknowledges and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

SECTION 3.           Condition Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon the Administrative Agent’s receipt of duly executed counterparts of this Amendment from each Borrower, the Agents and the Majority Banks.

SECTION 4.           Covenants, Representations and Warranties of the Borrowers.

4.1.          Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the date hereof.

4.2.          Each Borrower hereby represents and warrants that (a) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (b) on the date hereof, no Event of Default exists with respect to such Borrower and no event exists which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to such Borrower.

SECTION 5.           Reference to and Effect on the Credit Agreement.

5.1.          Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2.          Except as specifically amended above, the Credit Agreement, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

5.3.          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Credit Agreement, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 6.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  A facsimile or PDF copy of any signature hereto shall have the same effect as the original of such signature.

SECTION 7.           Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of New York without regard for conflict of law principles that would result in the application of any law other than the internal law of the State of New York.

SECTION 8.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.

CATERPILLAR INC.

By	/s/ Edward J. Scott
Name: Edward J. Scott
Title: Treasurer

CATERPILLAR FINANCIAL
SERVICES CORPORATION

By	/s/ James A. Duensing
Name: James A. Duensing
Title: Executive Vice President and Chief Financial Officer

CATERPILLAR INTERNATIONAL FINANCE LIMITED

By	/s/ David A. Kacynski
Name: David A. Kacynski
Title: Director

CATERPILLAR FINANCE CORPORATION

By	/s/ David A. Kacynski
Name: David A. Kacynski
Title: Director

CITIBANK, N.A., as Agent

By	/a/ Susan Olsen
Name: Susan Olsen
Title: Vice President

CITIBANK INTERNATIONAL PLC, as Local Currency Agent

By	/s/ Alasdair Watson
Name: Alasdair Watson
Title: Assistant Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Japan Local Currency Agent

By	/s/ Masanobu Nishikawa
Name: Masanobu Nishikawa
Title: Chief Manager
Corporate Banking Department No. 1
Corporate Banking Division No. 3
Corporate Banking Group No. 1

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Japan Local Currency Bank

By	/s/ Masanobu Nishikawa
Name: Masanobu Nishikawa
Title: Chief Manager
Corporate Banking Department No. 1
Corporate Banking Division No. 3
Corporate Banking Group No. 1

CITIBANK, N.A., as a Bank

By	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

BANK OF AMERICA, N.A., as a Bank

By	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Bank

By	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

BARCLAYS BANK PLC, as a Bank

By	/s/ Allen Huang
Name: Allen Huang
Title: AVP

SOCIÉTÉ GÉNÉRALE, as a Bank

By	/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

THE ROYAL BANK OF SCOTLAND PLC, as a Bank

By	/s/ James Welch
Name: James Welch
Title: Director

GOLDMAN SACHS BANK USA, as a Bank

By	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

THE NORTHERN TRUST COMPANY, as a Bank

By	/s/ Keith Burson
Name: Keith Burson
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Bank

By	/s/ Paul L. Hatton
Name: Paul L. Hatton
Title: Managing Director

BANCO BILBAO VIZCAYA ARGENTARIA,
S.A., NEW YORK BRANCH, as a Bank

By	/s/ Michael D’Anna
Name: Michael D’Anna
Title: Executive Director

By	/s/ Paul Rodriguez
Name: Paul Rodriguez
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By	/s/ Navneet Khanna
Name: Navneet Khanna
Title: Vice President

LLOYDS TSB BANK plc, as a Bank

By	/s/ Charles Foster
Name: Charles Foster
Title: Managing Director

By	/s/ Deborah Carlson
Name: Deborah Carlson
Title: Senior Vice President

TORONTO DOMINION (TEXAS) LLC, as a Bank

By	/s/ Debbi Brito
Name: Debbi Brito
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By	/s/ Victor Pierzchalski
Name: Victor Pierzchalski
Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Bank

By	/s/ Meredith Majesty
Name: Meredith Majesty
Title: Authorized Signatory

ROYAL BANK OF CANADA, acting through its
London Branch, as a Local Currency Bank

By	/s/ Michael Ellison
Name: Michael Ellison
Title: Managing Director

STANDARD CHARTERED BANK, as a Bank

By	/s/ James P. Hughes
Name: James P. Hughes
Title: Director

By	/s/ Robert K. Reddington
Name: Robert K. Reddington
Title: Documentation Manager
Credit Documentation Unit, WB Legal-Americas

COMMERZBANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES, as a Bank

By	/s/ Patrick Hartweger
Name: Patrick Hartweger
Title: Managing Director

By	/s/ Peter Wesemeier
Name: Peter Wesemeier
Title: Vice President

WESTPAC BANKING CORPORATION, as a Bank

By	/s/ David Brumby
Name: David Brumby
Title: Executive Director

ING BANK N.V., DUBLIN BRANCH, as a Bank

By	/s/ Maurice Kenny
Name: Maurice Kenny
Title: Director

By	/s/ Aidan Neill
Name: Aidan Neill
Title: Director

BNP PARIBAS, as a Bank

By	/s/ Nader Tannous
Name: Nader Tannous
Title: Director

By	/s/ Todd Grossnickle
Name: Todd Grossnickle
Title: Vice President

THE BANK OF NEW YORK MELLON, as a Bank

By	/s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Bank

By	/s/ Mingqiang Bi
Name: Mingqiang Bi
Title: General Manager

KBC BANK NV, as a Bank

By	/s/ Oliver Smekens
Name: Oliver Smekens
Title: Vice President

By	/s/ Susan M. Silver
Name: Susan M. Silver
Title: Managing Director

WESTLB AG, NEW YORK BRANCH, as a Bank

By	/s/ Peter Badura
Name: Peter Badura
Title: Managing Director

By	/s/ Duncan Robertson
Name: Duncan Robertson
Title: Executive Director

CHINA CONSTRUCTION BANK CORPORATION, NEW YORK BRANCH

By	/s/ Wei “Walter” Li
Name: Wei “Walter” Li
Title: General Manager

SCHEDULE 4.01(h)

ERISA MATTERS

(i)  ERISA Affiliates Solar Turbines Incorporated and Solar Turbines Services Company (collectively, “Solar”) were provided a notice of withdrawal liability assessment by the Stationary Engineers Local 39 Pension Trust Fund.  Solar has paid the amount(s) currently due under the assessment and is evaluating whether it will challenge the assessment under Sections 4219 and 4221 of the Employee Retirement Income Security Act of 1974, as amended.

(ii)  In August 2010 Electro-Motive Diesel, Inc. (“EMD”) became a wholly owned indirect subsidiary of Caterpillar.  As a result of an actuarial miscalculation, the third quarter 2009 payment of the minimum required contribution under the Individual Retirement Plan for Hourly Employees of EMD, payable October 15, 2009, was $1,905 less than the required minimum amount due on that date.  This shortfall continued, but did not increase, with the following quarterly payment on January 15, 2010.  The shortfall plus a related penalty of $88 was included as part of the final payment for the minimum required contribution for 2009 on September 15, 2010.